                                                                    Exhibit 24.2

                               POWER OF ATTORNEY

                             ALDERWOODS GROUP, INC.

    The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-8, or other appropriate form, effecting the registration for resale of securities issued under the Company's 2002 Equity Incentive Plan and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

    Executed as of this 25th day of March, 2002.


---------------------------------      ---------------------------------------
John S. Lacey                          Paul A. Houston
Chairman of the Board                  Director, President and Chief Executive
                                       Officer (Principal Executive Officer)


---------------------------------      ---------------------------------------
William R. Riedl                       Lloyd E. Campbell
Director                               Director


---------------------------------      ---------------------------------------
Anthony G. Eames                       Charles M. Elson
Director                               Director


---------------------------------      ---------------------------------------
David Hilty                            Olivia Kirtley
Director                               Director

/s/ W. MACDONALD SNOW
---------------------------------
W. MacDonald Snow
Director

                               POWER OF ATTORNEY

                             ALDERWOODS GROUP, INC.

    The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-8, or other appropriate form, effecting the registration for resale of securities issued under the Company's 2002 Equity Incentive Plan and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

    Executed as of this 26th day of March, 2002.


---------------------------------      ---------------------------------------
John S. Lacey                          Paul A. Houston
Chairman of the Board                  Director, President and Chief Executive
                                       Officer (Principal Executive Officer)


---------------------------------      ---------------------------------------
William R. Riedl                       Lloyd E. Campbell
Director                               Director


                                       /s/ CHARLES M. ELSON
---------------------------------      ---------------------------------------
Anthony G. Eames                       Charles M. Elson
Director                               Director


---------------------------------      ---------------------------------------
David Hilty                            Olivia Kirtley
Director                               Director


---------------------------------
W. MacDonald Snow
Director

                               POWER OF ATTORNEY

                            ALDERWOODS GROUP, INC.

    The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-8, or other appropriate form, effecting the registration for resale of securities issued under the Company's 2002 Equity Incentive Plan and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

    Executed as of this 26th day of March, 2002.


---------------------------------      ---------------------------------------
John S. Lacey                          Paul A. Houston
Chairman of the Board                  Director, President and Chief Executive
                                       Officer (Principal Executive Officer)


---------------------------------      ---------------------------------------
William R. Riedl                       Lloyd E. Campbell
Director                               Director

/s/ ANTHONY G. EAMES
---------------------------------      ---------------------------------------
Anthony G. Eames                       Charles M. Elson
Director                               Director


---------------------------------      ---------------------------------------
David Hilty                            Olivia Kirtley
Director                               Director


---------------------------------
W. MacDonald Snow
Director